Exhibit 10.21.1

_________________________________________WACHOVIA________

Note and Security Agreement

Date July 24, 1997                                                $2,500,000.00
FOR VALUE RECEIVED, the undersigned (hereinafter called the "Borrower") hereby promises to pay to the order of WACHOVIA BANK, N.A., f/k/a WACHOVIA BANK OF NORTH CAROLINA, N.A. (hereinafter called the "Lender") at its office where borrowed, in immediately available funds, the sum of Two Million Five Hundred Thousand and No/One Hundred Dollars, together with any unpaid interest hereon from date of advance, in accordance with the terms contained in this Note and Security Agreement (hereinafter referred to as the "Note"). The optional provisions applicable to this Note are checked below.

Repayment:
__ One payment in full of principal and unpaid interest due
__ On Demand ____________________________________
__ Payments of $ ______________beginning____________________and thereafter_________________
_______________________________________________________________________________
_______________________________________________________________________________

    _________________________________________________________until______________
    when the entire principal amount then outstanding and all accrued but unpaid interest shall be paid in full.
X On Demand the principal amount set forth above or the unpaid principal amount of all advances which the Lender actually makes hereunder to the Borrower, whichever amount is less. Each advance and each payment made on account of the principal thereof, shall be evidenced on an attachment hereto; provided, however, any such notation or the failure of the Lender or other holder to make any such notation shall not limit or otherwise affect the obligation of the Borrower with respect to repayment of all advances actually made hereunder. This Note and any attachment hereto shall be used to record the outstanding principal balance advanced hereunder until it is surrendered to the Borrower by the Lender, and it shall continue to be used even though there may be periods prior to such surrender when no amount of principal or interest is owing hereunder. If advances of the principal amount hereof are to be made by Lender to the Borrower after the date of this Note, Lender, at its sole discretion, is hereby authorized to make such advances under this Note upon telephonic or written communication of a borrowing request from any person representing himself or herself to be the Borrower or, in the event the Borrower is a partnership or corporation, a duly authorized officer or representative of Borrower.

Interest:

Payable:   X in arrears; __ in advance.
           X in addition to the payments described above; __ included in the payments described above.
Payable at the rate per annum of: __ Prime Rate ____ %;
  __ ____% of Prime Rate; __ ___% Fixed;
        __ Those rates which may be offered from time to time by the Lender and agreed to by the Borrower and so noted by the Lender on an attachment hereto. In the event of a good faith dispute among the parties to this Note as to rate under this rate option, the rate shall be the Prime Rate, adjusted for any changes in the Prime Rate as of the day such Prime Rate changes;
        X The rate(s) set forth in Schedule 1 attached to this Note and incorporated herein by reference;
        __ Those rates which have been offered by the Lender to the Borrower in the Loan Agreement or Commitment Letter checked below, the provisions of which shall determine such rates, the procedure for the selection of such rates and the time periods for which such rates shall apply.
In no case shall interest exceed the maximum rate permitted by applicable law.

To the extent not prohibited by law, a late charge not to exceed 4% of the payment amount shall be assessed on any payment remaining unpaid on the fifteenth day after the payment due date or 30 days in the case interest is payable in advance.
  If the interest is based upon the Prime Rate, such interest rate will be adjusted on: __ The day the Prime Rate changes; __ Other ____________________
  Due: __ On principal payment dates; X Other quarterly beginning October 27,
  1997
  Interest will be calculated on the basis of X A year of 360 days and paid for the actual number of days elapsed;
   __ Other _______________________
  After demand or maturity (whether by acceleration or otherwise), as applicable, interest on any unpaid balance hereof shall be payable on demand at a rate per annum equal to 150% of the Prime Rate, or if greater, 2% above the rate applicable prior to demand or maturity, adjusted for any changes in the Prime Rate as of the day such Prime Rate changes, not to exceed the maximum rate permitted by applicable law.

  As used herein, "Prime Rate' refers to that interest rate so denominated and set by the Lender from time to time as an interest rate basis for borrowings. The Prime Rate is one of several interest rate bases used by the Lender. The Lender lends at interest rates above and below the Prime Rate.

  All payments on this Note shall be applied first to accrued interest, then to principal, and then to late charges.
    __ The terms and conditions in a Loan Agreement dated ______________________ between the parties hereto, as the same may be amended from time to time, shall be considered a part hereof to the same extent as if written herein.
    X The terms and conditions in a Commitment Letter dated July 23, 1997 from the Lender to the Borrower, as the same may be amended, extended or replaced from time to time, shall be considered a part hereof to the same extent as if written herein.

To secure the indebtedness evidenced by this Note, Together with any extensions, modifications, or renewals thereof, in whole or in part, as well as all other indebtedness, obligations and liabilities of the Borrower to the Lender or to any of Lender's Affiliates (as hereinafter deemed), now existing or hereafter incurred or arising (hereinafter sometimes referred to collectively as the 'Obligations'), except for other indebtedness, obligations and liabilities owing to Lender or Lender's Affiliates that constitute open-end credit under, or are subject to, the disclosure requirements of the Truth-in-Lending Act and Federal Reserve Board Regulation Z or any applicable state consumer protection laws (hereinafter collectively referred to as "Consumer Debt"), the Borrower does hereby grant to the Lender and to such Lender's Affiliate (as the case may be) a security interest in and security title to, and does hereby assign, pledge, transfer and convey to Lender and such Lender's Affiliate (as the case may be), the following described property:

Collateral as described in General Security Agreement dated July 24, 1997 between Borrower and Lender
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

whether now owned or hereafter acquired, together with any and all additions and accessions thereto or replacements thereof, returned or unearned premiums from any insurance written in connection with this Note and any products arid/or proceeds of any of the foregoing. As used herein, "Lender's Affiliates" means any entity or entities now or hereafter directly or indirectly controlled by Wachovia Corporation or any successor thereto. In no event, however, shall the Lender or the Lender's Affiliates (as the case may be) have a security interest in any goods acquired by the Borrower for personal, family or household purposes more than 10 days after the date of this Note, unless such goods are added to or attached to the Collateral (as hereinafter defined). In addition, to the extent not prohibited by law, the Borrower hereby grants to the Lender and to such Lender's Affiliate (as the case may be) a security interest in and security title to, and does hereby assign, pledge, transfer and convey to Lender and such Lender's Affiliate (as the case may be), (i) all other property of the Borrower of every kind or description now or hereafter in the possession or control of the Lender or of any of Lender's Affiliates, exclusive of any such property in the possession or control of the Lender or any of Lender's Affiliates as a fiduciary other than as agent, for any reason including, without limitation, all cash, stock or other dividends and all proceeds thereof, and all rights to subscribe for securities incident thereto and any substitutions or replacements for, or other rights in connection with, any of the Collateral and (ii) any balance or deposit accounts of the Borrower, whether such accounts be general or special, or individual or multiple party, and upon all drafts, notes, or other items deposited for collection or presented for payment by the Borrower with the Lender or the Lender's Affiliates (as the case may be), and the Lender and the Lender's Affiliates (as the case may be) may at any time, without demand or notice, appropriate and apply any of such to the payment of any of the Obligations, whether or not due, with the exception of Consumer Debt. All property described in this paragraph, in which the Borrower has granted to the Lender and the Lender's Affiliates a security interest or security title hereunder, is herein collectively referred to as the 'Collateral.' If, with respect to any Collateral in the form of investment securities, a stock dividend is declared or any stock split-up made or right to subscribe issued, all the certificates for the shares representing such stock dividend or split-up or right to subscribe will be immediately delivered, duly endorsed, to the Lender as additional Collateral. The Lender and the Lender's Affiliates (as the case may be) shall be deemed to have possession, control and custody of any Collateral actually in transit to it or to any of its officers or agents.

If at any time the Collateral pledged as security for any of the Obligations shall be or become unsatisfactory to the Lender or should the Lender deem itself insecure, the Borrower will immediately furnish such further property to be held by the Lender as if originally pledged as Collateral hereunder or make such payment on account as will he satisfactory to the Lender.

The Lender shall have, but shall not be limited to, the following rights, each of which may be exercised at any time: (i) to transfer this Note and the Collateral, and any transferee shall have all the rights of the Lender hereunder and the Lender shall be thereafter relieved from any liability with respect to any Collateral so transferred: (ii) to transfer the whole or any part of the Collateral in the name of itself or its nominees; (iii) to vote any investment securities forming a part of the Collateral; (iv) to notify the obligors on any Collateral to make payment to the Lender of any amounts due thereon; (v) to execute at any time in the name of any party hereto and to file financing statements covering any of the Collateral; (vi) to receive or take control of any income or other proceeds of any of the Collateral; and (vii) to request and receive current financial information from any party liable for all or any part of the Obligations.

Furthermore, the Lender shall have the right to require Borrower to maintain insurance on such of the Collateral, with such companies, in such amounts and against such risks as Lender may request. All policies of insurance will specify that Lender is an additional insured as its interest may appear and shall provide that such insurance shall not be cancelable by the Borrower or the insurer without at least 10 days advance written notice to Lender. In the event any or all insurance hereinbefore provided is canceled, any returned premium thereon shall be payable to Lender and may be applied by Lender to any part of the Obligations, whether matured or unmatured. Lender is authorized to receive the proceeds of any insurance loss and at the option of Lender shall apply such proceeds toward either the repair or replacement of the Collateral or the payment of the Obligations secured hereby. If the Borrower fails to maintain such insurance, Lender may, at its option, but without obligation, purchase such insurance or pay any premium owing and any such paid by Lender shall be payable by Borrower on demand by Lender or at Lender's option may be added to any of the Obligations.

Upon (i) any failure of any Obligor (which term shall include the Borrower and each endorser, surety or guarantor of this Note) to pay any of the Obligations when due or to observe or perform any agreement, covenant or promise hereunder or in any other agreement, note, instrument or certificate of any Obligor to the Lender, or to any of Lender's Affiliates, now existing or hereafter executed in connection with any of the Obligations; including, but not limited to, a loan agreement, if applicable, and any agreement guaranteeing payment of any of the Obligations; (ii) any default of any Obligor in the payment or performance of any other liabilities, indebtedness or obligations to any other creditor or to allow or permit any other liabilities, indebtedness or obligations to any other creditor to be accelerated; (iii) any failure of any Obligor to furnish Lender current financial information upon request; (iv) any failure of any Obligor or any pledgor of any security interest in the Collateral (the 'Pledgor') to observe or perform any agreement, covenant or promise contained in any agreement, instrument or certificate executed in connection with the granting of a security interest in property to secure the Obligations;
(v) any warranty, representation or statement made or furnished to the Lender by or on behalf of any Obligor or Pledgor in connection with the extension of credit evidenced by this Note proving to have been false in any material respect when made or furnished; (vi) any loss, theft, substantial damage, destruction, sale, foreclosure of or encumbrance to any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon or the rendering of any judgment or lien or garnishment or attachment against any Obligor or his property, whether actual or threatened; (vii) the death, dissolution, change in control, termination of existence, insolvency, business failure, or appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws, state or federal, by or against, the Borrower or any other Obligor; (viii) any discontinuance or termination of any guaranty of any of the Obligations by a guarantor; or (ix) the Lender deeming itself insecure; thereupon, or at any time thereafter, the Lender at its option may terminate any obligation to extend any additional credit or make any other financial accommodation to the Borrower and/or may declare all of the Obligations to be immediately due and payable, all without notice or demand, and shall have in addition to and independent of the right to declare the Obligations to be due and payable mid any other rights of the Lender under this Note or any other agreement with any Obligor or any Pledgor, the remedies of a secured party under the Uniform Commercial Code of North Carolina, as amended from time to time (the 'Code'), including, without limitation thereto, the right to take possession of the Collateral, or the proceeds thereof and to sell or otherwise dispose thereof, and for this purpose, to sign in the name of any Obligor or Pledgor any transfer, conveyance or instrument necessary or appropriate in order for the Lender to sell or dispose of any of the Collateral, and the Lender may, so far as the Borrower can give authority therefor, enter upon the premises on which the Collateral or any part thereof may be situated and remove the same therefrom, without being liable in any way to any Obligor on account of entering any premises. The Lender may require the Borrower to assemble the Collateral and make the Collateral available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give the Borrower written notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is mailed, postage prepaid, or otherwise given, to the Borrower or Pledgor at the last address shown on the Lender's records at least five days before such disposition. If any Obligation (including but not limited to the Note) is a demand instrument, the statement of a maturity date, the requirement for the payment of periodic interest or the recitation of defaults arid the right of Lender to declare any Obligation due and payable shall not constitute an election by Lender to waive its right to demand payment under a demand at any time and in any event as Lender in its sole discretion may deem appropriate.


The rights of the Lender specified herein shall be in addition to, and not in limitation of the Lender's rights under the Code, or any other statute or rules of law conferring rights similar to those conferred by the Code, and under the provisions of any other instrument or agreement executed by the Borrower, any other Obligor or any Pledgor to the Lender. Any rights or remedies of the Lender may be exercised or taken in any order or sequence whatsoever, at the sole option of the Lender.

The security agreement set forth herein and the security interest in the Collateral created hereby shall terminate only when all of the Obligations have been indefeasibly paid in full and such payments are no longer subject to rescission, recovery or repayment upon the bankruptcy, insolvency, reorganization, moratorium, receivership or similar proceeding affectingthe Borrower or any other person. No waiver by the Lender of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. All rights of the Lender hereunder shall inure to the benefit of its successors and assigns, and ail obligations of the Borrower shall bind the heirs, legal representatives, successors and assigns of the Borrower. The Borrower and each endorser, surety or guarantor of this Note, whether bound by this or by separate instrument or agreement, shall be jointly and severally liable for the indebtedness evidence by this Note and hereby severally (1) waive presentment for payment, demand, protest, notice of nonpayment or dishonor and of protest arid any and all other notices and demands whatsoever; (2) consent that at any time, or from time to time, payment of any sum payable under this Note may be extended without notice whether for a definite or indefinite time; and (3) agree to remain liable until all of the Obligations are paid in full notwithstanding any impairment, substitution, release or transfer of Collateral or any one or more Borrower or Obligor by the Lender or any of Lender's Affiliates, with or without consideration, or of any extension, modification or renewal. No conduct of the holder shall be deemed a waiver or release of such liability, unless the holder expressly releases such party in writing. In the event the indebtedness evidenced hereby is collected by or through an attorney, the holder shall be entitled to recover reasonable attorneys' fees (15% of the then outstanding principal and interest of the indebtedness, to the extent not prohibited by law) and all other costs and expenses of collection. Time is of the essence.

This Note, and the rights and obligations of the parties hereunder, shall be governed and construed in accordance with the laws of the State of North Carolina.

IN WITNESS WHEREOF, the Borrower has executed this Note under seal the day and year set forth above.



Witness:                                             _____________________________(SEAL)
                                                             (Individual Borrower)

_______________________________                      _____________________________(SEAL)
                                                              (Individual Borrower)

_______________________________                      Borrower:

Attest:                                              Digital Recorders, Inc.
                                                     (Name of Corporation or Partnership)

/s/  Jonathan E. Kennedy                             By:  /s/  J. Phillips L. Johnston
Jonathan E. Kennedy                                  J. Phillips L. Johnston
Title  Secretary                                     Title  President

(Corporate Seal)


                                                  SCHEDULE 1

Note dated July 24, 1997
Borrower:  Digital Recorders, Inc.
Amount: $2,500,000.00

INTEREST RATE:

The rate of interest for the term of the loan shall be the 90 day "LIBOR Base Rate" plus an amount to be determined by the chart below:

Rolling 4 Quarter EBITDA (X):   X >= $700M    $700M > X > $300M     X <= $300M

Number of basis points over 90     230               300               330
day LIBOR Base Rate

                                   DEFINITION

         "LIBOR" means, for any Interest Period, the rate per annum determined on the basis of the offered rate for deposits in United States Dollars offered for a term comparable to such Interest Period, that appears on the display designated as page "3750" of the Telerate Service (or such other page as may replace page 3750 of that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for United States Dollar deposits), determined as of 11:00 a.m., London time (rounded upward to the next higher of 1/10,000 of 1%), two Euro-Dollar Business Days prior to the first day of such Interest Period.

         If no such offered rate appears on such page, "LIBOR" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than two major banks in New York City at approximately 10:00 a.m., New York City time, two (2) Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered to leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar Loan.

Initials:  /s/  JEK

           /s/  JPLJ

____________________________________________________WACHOVIA________
Wachovia Bank, N.A.
Post Office Box 27886
Raleigh, North Carolina 27611-7886


         July 23, 1997

         Mr. J. Phillips L. Johnston
         President and Chief Executive Officer
         Digital Recorders, Inc.
         P.O. Box 14068
         Research Triangle Park, NC 27709-4068

         Dear Phil:

         Wachovia Bank is pleased to make available to your company a $2,500,000.00 Line of Credit facility and a $ 1,000,000.00 Letter of Credit facility. This credit facility will become effective upon your acceptance of this commitment letter, your return of the executed copy of same to the Bank, and, subject to the conditions set forth herein, a closing of the transaction in a manner satisfactory to the Bank. "Closing," "close," or "closed," as used herein, shall mean the execution, recordation where necessary, and delivery to the Bank of all documentation required by this commitment letter. After closing, this credit facility will expire on February 27, 1998. This credit facility is subject to the maintenance by your company of a condition satisfactory to the Bank and the following terms and conditions.

         As used herein, the term "loan" shall include loan, line of credit, advance, drawing, debit, liability, and any other obligation of your company arising out of this commitment.

         I. Interest Rate: The rate of interest for the term of the loan shall be the 90 day "LIBOR Base Rate" plus an amount to be determined by the chart below:

         Rolling 4 Quarter EBITDA (X)  X >= S700M  S700M > X > S300M  X <= S300M

         Number of basis points over 90       230               300         330
         day LIBOR Base Rate

         Rate of interest shall be calculated on a basis of a 360 day year for the actual number of days in each interest period. As used herein, the "LIBOR Base Rate" shall mean a rate for deposits in US dollars, with maturities comparable to the selected LIBOR interest period that appears on page "3750" of the Telerate Service (or as such page as may replace page 3750 of that service or services as may be nominated by the British Bankers Association for the purpose of displaying the London Interbank offered rates for US dollar deposit) determined as of 1:00 P.M. New York Time two business days prior to commencement of such interest period.

         2. Interest Payments and Principal Payments: At the end of each applicable Interest Period or quarterly, if earlier, calculated on an actual/360 day basis. Adjusted LIBOR Loans may not be prepaid before the end of the Interest Period applicable to such Loans. Base Rate Loans may be paid at any time on one Business Day's notice in a minimum amount of $1,000,000.00 and any incremental multiple of $500,000.00.

         3. Fees: The Bank shall receive a commitment and documentation fee in the amount of $500.00 to be paid to the Bank simultaneously with the acceptance of this commitment by your Company, which commitment and documentation fee shall be fully earned when paid and non-refundable.

         In addition, there will be an unused fee of .20% annually on the unused portion of the commitment amount, calculated and payable quarterly in arrears.

         4. Use of Proceeds: The loan will be used by your company for general working capital purposes and Import Letters of Credit.

         5. Collateral: General Security Agreement, defined as a first priority lien position on all accounts receivable, inventory, and equipment now owned or here after acquired.

         6. Loan Covenants: Unless the Bank shall otherwise agree in writing, for so long as this agreement shall remain in effect and until all of the Obligations are paid in full, the Borrower agrees as follows:

                  A) All of the assets of the company are to remain unencumbered, with the exception of Wachovia's first lien on accounts receivable and inventory.

                  B) Company borrowing shall not exceed either the stated $2,500,000.00 borrowing line plus the $1,000,000.00 LOC facility or an amount defined each month as a borrowing base.

                  C) The company will submit to the Bank a monthly Borrowing Base report as well as monthly financials and monthly agings of accounts receivable. The Borrowing Base will be equal to 80% domestic accounts receivable.

                  D) Rolling four quarter EBITDA, as defined above, shall at all times be greater than $250,000 in 3Q97 and $300,000 in 4Q97; to be tested on a quarterly basis.

                  E) All changes in executive management require the prior approval of the Bank, whose approval will not be unreasonably withheld, and the President will maintain key man life insurance in the amount of $1,000,000.00.

                  F) The company will inform the Bank of any acquisitions insofar as this information is in compliance with all SEC regulations.

         7. Applicable Law: This commitment shall be interpreted, construed, enforced, and governed by the laws of the State of North Carolina. Upon return by your company the Bank of a fully-executed copy of this commitment by its expiration of August 1, 1997, this commitment will be considered accepted and will constitute an agreement obligating the Bank to make and your company to accept the loan in accordance with the terms and conditions set forth above. If the executed copy is not received by the Bank by the expiration date noted above, this commitment shall be considered null and void.

         Should you have any questions of the terms hereof, please do not hesitate to call me at (919) 755-7687.


         Very Truly Yours,

         /s/  Martin Zorn
         Martin Zorn
         Senior Vice President



                           ACCEPTED THE  25th  DAY OF July,  1997:

                           DIGITAL  RECORDERS, INC.

                           By:  /s/  J. Phillips L. Johnston

                           Title:  President & Chief Executive Officer



         Accepted Copy Received by Bank

         Date:_______________________

         By: ________________________

___________________________________________________________WACHOVIA____________
General Security Agreement

Wachovia Bank, N.A.
    Raleigh       ,North Carolina

Gentlemen:

         1 . From time to time the undersigned expects to become or has become indebted or otherwise obligated or liable to Wachovia Bank, N.A., herein called "Bank", or to any of "Bank's Affiliates" hereinafter defined (the Bank and Bank's Affiliates being hereafter collectively and/or individually, as the context shall require, referred to as "Lender"), directly or indirectly, absolutely or contingently, in connection with letter of credit or acceptance transactions, trust receipt transactions, or other loan or financial accommodations (such indebtedness, obligations and liabilities to Lender being hereinafter referred to as the "Obligation(s)"). As used herein, "Bank's Affiliates" means any entity or entities now or hereafter directly or indirectly controlled by Wachovia Corporation or any successor thereto. In consideration of the Obligation(s), the undersigned agrees that in order to provide Lender with security for payment and performance of all the Obligations, except for Obligations extended in North Carolina by Wachovia Bank, N.A. that constitute openend credit under, or are subject to, the disclosure requirements of the Truth-in-Lending Act and Federal Reserve Board Regulation Z (hereinafter collectively referred to as "NC Consumer Debt"), Lender shall have a lien upon, security interest in and security title to all of the personal property of the undersigned, now owned or hereafter existing or acquired, of any type or description, including but not limited to all of the inventory of the undersigned, now owned or hereafter acquired and wherever located, whether raw, in process or finished; all materials or equipment usable in processing the same; all documents of title covering any inventory; all equipment and fixtures employed or useful in the operation of the undersigned's business; all of the undersigned's contract rights, accounts, general intangibles, instruments, investment property, investment securities, dividends and distributions thereof, chattel paper, notes, drafts, acceptances, and all monies, deposit accounts and Bank balances of the undersigned with Lender, whether such accounts be general or special, individual or multiple party, or other claims of the undersigned against Lender, but exclusive of property in the possession or control of Lender as a fiduciary other than as agent, and all books and records, computer tapes and programs and ledger books arising out of or related to any of the foregoing and the proceeds and products of each of the foregoing in any form whatsoever including without limitation insurance proceeds (all of the foregoing being hereinafter referred to collectively as the "Collateral"). In no event, however, shall the Lender have a security interest in any goods acquired by the undersigned for personal, family or household purposes more than 10 days after the date of this Agreement unless such goods are added to or attached to the Collateral. The undersigned agrees that should the aggregate market value of the Collateral at any time suffer any decline in value or should any property be deemed by the Lender to be unsatisfactory or inadequate, or should such property fail to conform to legal requirements, the undersigned will upon request, deliver to Lender additional Collateral or will make one or more payments on account of the Obligations to the satisfaction of Lender. To the extent that the aforesaid Collateral may consist of investment securities, it is further agreed that, in the event of any new or additional certificate(s) of stock being issued (as stock dividends or otherwise) relative to any such investment securities, held at the time as Collateral hereunder, such certificate(s) shall be deemed an increment to the stock so held and under pledge to Lender and that, therefore, such certificate(s) will (to the extent received by or placed under the control of the undersigned) be held or controlled in trust for Lender and will be promptly delivered to Lender (in form for transfer) to be held hereunder if Lender so requests.

         2. Lender shall have no duty of care with respect to the Collateral, except that Lender shall exercise reasonable care with respect to Collateral in Lender's custody, but shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which Lender accords its own property, or if Lender takes such action with respect to the Collateral as the undersigned shall request in writing, but no failure to comply with any such request nor any omission to do any such act requested by the undersigned shall be deemed a failure to exercise reasonable care, nor shall Lender's failure to take steps to preserve rights against any parties or property be deemed a failure to have exercised reasonable care with respect to Collateral in Lender's custody.

         3. In addition to the rights and security interest elsewhere herein set forth, Lender may, at its option at any time(s) and with or without notice to the undersigned, appropriate and apply to the payment or reduction, either in whole or in part of the amount owing on any one or more of the Obligations, whether or not then due, any and all monies now or hereafter with Lender, on deposit or otherwise, to the credit of or belonging to the undersigned, whether individual or in a multiple party capacity, and upon all drafts, notes or other items deposited for collection or presented for payment, it being understood and agreed that Lender shall not be obligated to assert or enforce any rights or security interest hereunder or to take any action in reference thereto, and that Lender may in its discretion at any time(s) relinquish its rights as to particular Collateral hereunder without thereby affecting or invalidating its rights hereunder as to all or any other Collateral hereinbefore referred to.

         4. The undersigned further agrees and covenants (a) that, if Lender so demands in writing at any time, all proceeds shall be delivered to Lender promptly upon the undersigned's receipt in a form satisfactory to Lender; (b) that, if Lender so demands in writing at any time, all chattel paper, instruments, and documents shall be delivered to Lender at the time and place and in the manner in which specified by Lender's demand; (c) to execute and deliver, upon request, any notice, statement, instrument, document, agreement or other papers and to perform any act requested by Lender which may be necessary to create, perfect, preserve, validate or otherwise protect any security interest granted pursuant hereto or to enable Lender to exercise and enforce its rights hereunder or with respect to such security interest; (d) that during the period that any Obligation is outstanding, the undersigned will not, without obtaining Lender's prior written approval, create, incur, assume, or suffer to exist any lien, security agreement in or security title with respect to the Collateral pursuant to a security agreement subject to the Uniform Commercial Code or any similar law of any jurisdiction, except as herein provided, and the

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undersigned will not sign or file or authorize the signing or filing of a financing statement under the said Uniform Commercial Code of any jurisdiction with respect to the Collateral or any portion thereof, except as herein provided. The undersigned further agrees to provide Lender with such information as Lender may from time to time request with respect to the location of any of the undersigned's business. In addition, Lender will be notified promptly in writing of any change in location of any office where records concerning any of the accounts that constitute a portion of the Collateral are maintained or of a change in location of the undersigned's principal place of business or of a change in location of any Collateral, or of a change in the undersigned's name, identity or structure.

         5. The undersigned will maintain insurance on such of the Collateral, with such companies, in such amounts and against such risks as Lender may request. All policies of insurance will specify that Lender is an additional insured as its interest may appear and shall provide that such insurance shall not be cancelable by the undersigned or the insurer without at least ten days advance written notice to Lender. In the event any or all insurance hereinbefore provided for is canceled, any returned premium thereon shall be collected by Lender and may be applied by Lender to any part of the Obligations, whether matured or unmatured. Lender is authorized to receive the proceeds of any insurance loss and at its option shall apply such proceeds toward either the repair or replacement of the Collateral or the payment of the Obligations secured hereby. If the undersigned fails to maintain such insurance, Lender may, at its option, but without obligation, purchase such insurance or pay any premium owing and any such sum paid by Lender shall be payable by the undersigned on demand by Lender or at its option may be added to any of the Obligations and secured hereby. The undersigned will pay all taxes and other impositions on the Collateral as well as the cost of repairs and maintenance. Lender may, at its option, but without obligation, pay any and all amounts for taxes, repairs and other costs, expenses and liabilities and any such sum shall be payable on demand or added to the Obligations and secured hereby.

         6. The undersigned represents and warrants to Lender (which representations and warranties shall be deemed to be renewed as of the date of each renewal or extension of credit under any of the Obligations) that:

         (a) The undersigned is the sole owner of the Collateral free and clear of all security interests, liens and encumbrances whatsoever, other than those evidenced by this Agreement.

         (b) The Collateral is located at the address(es) indicated below, wherever located to include but not limited to:

                  2300 Englert Drive, Suite B, Research Triangle Park, NC 27709


         (c) Lender and any persons designated by it shall have the right to call at the place where the Collateral is located at any reasonable time and without hindrance or delay to inspect the Collateral, and to inspect, audit, check and make extracts from the undersigned's books, records, journals, orders, receipts and any correspondence and other data relating to the undersigned's business or the Collateral. (d) The undersigned's legal name is the name listed below and the following is a list of any and all names used by the undersigned during all or any part of the seven year period preceding the date of this Agreement:




                             Digital Recorders, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         (e) The undersigned will promptly advise the Lender in writing of any change in name, identity or structure of the undersigned or any change of the Collateral locations listed above or the opening of any new places of business or the closing of the undersigned's existing places of business.

         (f) The undersigned has the power to make, deliver and perform this Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement is the valid Obligation of the undersigned, legally binding upon the undersigned and enforceable in accordance with its terms. No consent or approval of any other person or entity and no consent, license, approval or authorization of any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity and enforceability of this Agreement.

7. In the event of happening of any one or more of the following events of default, to wit:

         (a) Any failure to make any payments of principal or of interest on any of the Obligations to Lender when due or to observe or perform any agreement, covenant or promise hereunder or in any other agreement, note, instrument or certificate of the undersigned or any endorser, surety or guarantor of the obligations (collectively the "Obligor") to the Lender, now existing or hereafter executed in connection with any of the Obligations or the granting of a security interest in property to secure the Obligations, including but not limited to, a loan agreement, if applicable, a security agreement and any agreement guaranteeing payment of any of the Obligations.

         (b) Any default of the undersigned or any Obligor in the payment or perform any of any other liabilities, indebtedness or obligations to any other creditor or to allow or permit any other liabilities, indebtedness or obligations to any other creditor to be accelerated.

         (c) Any failure of the undersigned or any Obligor to furnish Lender current financial information upon request or as required under any other agreement with Lender.

         (d) Any representation or warranty made in this Agreement or in connection with the extension of credit evidenced by any Obligation or in any certificate, financial or other statement furnished at any time hereunder or in connection with this Agreement or the extension of credit evidenced by any Obligation proving to have been untrue in any material respect when made or furnished.

         (e) Any discontinuance or termination of any guaranty of any of the Obligations by a guarantor.

         (f) The death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws, state or federal, by or against the undersigned or any Obligor.

         (g) Any loss, theft, substantial damage, destruction, sale, foreclosure of or encumbrance to any of the Collateral or any part of any of the property securing the Obligations, or the making of any levy, seizure or attachment thereof or thereon or the rendering of any judgment or lien or garnishment or attachment against the undersigned or any Obligor, or his property, whether actual or threatened.

         (h) Lender, at any time and in good faith, deeming itself insecure.

         Then or any time after the happening of such event of default or at any time thereafter, Lender may declare any or all of the Obligations immediately due and payable, without presentment, demand, protest, or notice of any kind, demand or notice to the undersigned. Furthermore, upon the occurrence of any such event of default, or at any time thereafter, Lender, at its option, may terminate any obligation to make further loans or extensions of credit or other financial accommodations to the undersigned and, in addition to and independent of any of the foregoing rights or other rights, Lender shall also have all of the rights and remedies provided to a secured party by the Uniform Commercial Code in effect in Georgia at that time. In addition thereto, the undersigned further agrees that (i) in the event that notice is necessary under applicable law, written notice mailed to the undersigned at the address given below five
(5) business days prior to the date of public sale of any of the Collateral subject to the security interest created herein or prior to the day after which private sale or any other disposition of said Collateral will be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other time shall be sufficient; (ii) in the event of sale or other disposition of any such Collateral, Lender may apply the proceeds of any such sale or disposition to the satisfaction of its reasonable attorneys' fees, legal expenses, and other costs and expenses incurred in connection with its taking, retaking, holding, preparing for sale, and selling of the Collateral and to any of the Obligations in such order as Lender, in its discretion, may elect; (iii) without precluding any other methods of sale, the sale of Collateral shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of banks disposing of similar property but in any event Lender may sell on such terms as Lender may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind; and (iv) Lender may require the undersigned to assemble the Collateral, taking all necessary or appropriate action to preserve and keep it in good condition, and make such available to Lender at a place and time convenient to both parties, all at the expense of the undersigned. Furthermore, in any such event, to the extent permitted under applicable law, the undersigned waives all rights which the undersigned has or may have as to notice and to a judicial hearing prior to any seizure of the Collateral by Lender and full power and authority are hereby given Lender to sell, assign, and deliver the whole of the Collateral or any part(s) thereof, at any time(s) at any broker's board, or at public or private sale, at its option, and no delay on its part in exercising any power of sale or any rights or options hereunder, and no notice of demand, which may be given to or made upon the undersigned by Lender with respect to any power of sale or other right or option hereunder, shall constitute a waiver thereof, or limit or impair Lender's right to take any action or to exercise any power of sale or any other rights hereunder, without notice or demand, or prejudice Lender's rights as against the undersigned in any respect.

         8. Any and all of Lender's rights with respect to the security interest hereunder shall continue unimpaired, and the undersigned shall be and remain obligated in accordance with the terms hereof, notwithstanding the release or substitution of any Collateral at any time or of any rights or of interest therein, or any delay, extension of time, renewal, compromise or other indulgence granted by Lender in reference to any of the Obligations, or any promissory note, draft, bill of exchange or other instrument given in connection therewith, the undersigned hereby waiving all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if the undersigned had expressly agreed thereto in advance.

         9. No delay on Lender's part in exercising any power of sale, option or other right hereunder, and no notice or demand which may be given to or made upon the undersigned by Lender, shall constitute a waiver thereof, or limit or impair Lender's right to take any action or to exercise any other power of sale, option or any other right hereunder, without notice or demand, or prejudice Lender's rights as against the undersigned in any respect.

         10. Lender is authorized at its option and without any obligation to do so, to transfer or register in the name of its nominee(s) all or any part of the securities that constitute a portion of the Collateral, and to do so before or after the maturity of any of the Obligations, and with or without notice to the undersigned.

         11. The undersigned shall execute and file such financing statements as Lender may request and Lender is authorized, at its option, to file financing statement(s) or amendments thereto without the signature of the undersigned with respect to any of the Collateral; the undersigned agrees to reimburse Lender for the expense of any such filing.

         12. Lender may assign or otherwise transfer this Agreement, or any instrument(s) evidencing all or any of the Obligations, and any agreement relating thereto and may deliver all or any of the Collateral to the transferee(s), who shall thereupon become vested with all the powers and rights in respect thereto given to Lender herein or in the instrument(s) transferred, and Lender shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect thereto, all without prejudice to the retention by Lender of all rights and powers hereby given with respect to any and all instruments, rights or property not so transferred.

         13. This is a continuing Agreement and shall remain in full force and effect until revoked by Lender in writing or written notice shall have been received by Lender that it has been revoked, but any such notice by the undersigned shall not release the notifying party (or parties) from liability, responsibility, lien or security interest created hereunder with respect to such of the Obligation(s) as may have been theretofore incurred and any renewals, extensions or modifications of such Obligations and any expenses paid or incurred by Lender in endeavoring to collect the Obligations, including reasonable attorneys' fees, or realize upon the Collateral or in enforcing this Agreement. Furthermore, if this Agreement is terminated, or revoked by operation of law as against the undersigned, the undersigned will indemnify and save Lender. its successors or assigns, harmless from any loss which may be suffered or incurred by Lender in making, giving, granting or extending any loans or other credit or otherwise acting, hereunder prior to receipt by Lender of notice in writing of such termination or revocation.

         14. The undersigned agrees that the lien, security interest and security title granted hereby shall remain in full force and effect and shall not be released by Lender until all Obligations have been indefensibly paid in full and such payments are no longer subject to rescission, recovery or repayment upon the bankruptcy, insolvency, reorganization, moratorium, receivership or similar proceeding affecting the undersigned.

         15. If this Agreement is executed by two or more parties, they shall be severally bound and committed hereunder and the word "undersigned" whenever used herein shall be construed to refer to such parties separately and collectively to all such parties and this Agreement shall not be revoked or impaired as to one or more of the parties hereto by the revocation or release of any Obligation(s) hereunder of any other(s) of the parties hereto.

         16. This Agreement shall be governed by the laws of the State of North Carolina in all respects, including matters of construction, validity and performance; none of its terms or provisions may be waived, altered, modified, limited or amended except by an agreement expressly referring hereto and to which Lender consents in writing duly signed for Lender and on its behalf, the rights granted to Lender herein shall be supplementary and in addition to those granted in any other agreements with respect to the Obligation(s).


                       Executed under seal this  24th  day of  July,  1997

                                      Very truly yours,

                                      Digital Recorders, Inc.

                                      By: /s/  J. Phillips L. Johnston
                                      J. Phillips L. Johnston

                                      Title:  President

                                       2300 Englert Drive, Suite B
                                             (Mailing Address)

                                      Research Triangle Park, NC 27709
                                              (Mailing Address)




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